UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2013

OLIE, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-178208	33-1220056
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

382 NE 191st St. # 84220 Miami, FL 33179-3899	33179-3899
(address of principal executive offices)	(zip code)

888 665 8884
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Olie, Inc. is filing this amended Current Report on Form 8-K/A solely to include the Exhibit 16 letter from our former registered independent public accountant, Berman & Company, P. A. of Boca Raton, Florida (“B&CO”).  Other than referencing inclusion of the letter from B&CO as Exhibit16 attached hereto, there are no other changes to the Form 8-K that was filed on February 14, 2013.

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.

On February 8, 2013, the Company informed our registered independent public accountant, Berman & Company, PA, of Boca Raton Florida, of their dismissal.

b.

B&CO's report on the financial statements for the years ended September 30, 2012 and 2011, and for the period December 10, 2010 (date of inception) through September 30, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended September 30, 2012 and 2011 there have been no disagreements with B&CO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of B&CO would have caused them to make reference thereto in their report on the financial statements. Through the interim period February 8, 2013 (the date of dismissal), there have been no disagreements with B&CO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of B&CO would have caused them to make reference thereto in their report on the financial statements.

d.

We have authorized B&CO to respond fully to the inquiries of the successor accountant.

e.

During the years ended September 30, 2012 and 2011 and the interim period through February 8, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to B&CO prior to the date of the filing of this Report and requested that B&CO furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the response letter from B&CO is attached to this Form 8-K/A as Exhibit 16.

(2) New Independent Accountants:

a.

On February 8, 2013, the Company engaged Drake, Klein, Messineo, CPAs PA (“DKM”) of Clearwater, Florida, as its new registered independent public accountant. During the years ended September 30, 2012 and 2011 and prior to February 8, 2013 (the date of the new engagement), we did not consult with DKM regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by DKM, in either case where  written or oral advice provided by DKM would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

16	Letter from Berman & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIE, Inc.

Dated: February 27, 2013	/s/ Robert Gardner
Robert Gardner
Chief Executive Officer

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